SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 20, 2006

Banner Corporation
(Exact name of registrant as specified in its charter)

Washington	0-26584	91-1691604
State or other jurisdiction	Commission	(I.R.S. Employer
of incorporation	File Number	Identification No.)

10 S. First Avenue, Walla Walla, Washington		99362
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number (including area code) (509) 527-3636

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
        CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
        CFR 240.13e-4(c))

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Item 8.01 Other Events.

        Banner Corporation ("Banner") has filed with the Securities and Exchange Commission a shelf registration statement on Form S-3. The registration statement, when declared effective, will permit Banner, from time to time, to issue up to $100 million of one or more of the following types of securities: debt securities (which may be senior or subordinated), common stock, preferred stock, warrants and units.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BANNER CORPORATION

Date: December 20, 2006	By: /s/Lloyd W. Baker
Lloyd W. Baker
Executive Vice President

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